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                                                                 EXHIBIT 10.60



Return To:

IGAL KNOBLER, P.A.
Broad and Cassel
Barnett Bank Center
P.O. Box 4961
Orlando, Florida  32802-4961







PREPARED BY:

Gregory C. Yadley, Esquire
Shumaker, Loop & Kendrick
Barnett Plaza, Suite 2500
101 East Kennedy Boulevard
Tampa, Florida  33602

                    MORTGAGE AND NOTE MODIFICATION AGREEMENT

         This Agreement made as of the 18th day of October, 1995, by and between ACCEPTANCE INSURANCE COMPANIES INC., a Delaware corporation, having an office at 222 South 15th Street, Suite 600 North, Omaha, Nebraska 68102 (hereinafter referred to as "Mortgagee"), and MAJOR REALTY CORPORATION, a Delaware corporation, having an office at 5728 Major Boulevard, Suite 306, Orlando, Florida 32819-7996 (hereinafter referred to as "Mortgagor").

         The parties recite, declare and agree:

         (1) Mortgagee is the holder of that certain Mortgage Deed and Security Agreement executed by Mortgagor in favor of PNC Bank, Kentucky, Inc., a Kentucky corporation, formerly known as Citizens Fidelity Bank and Trust Company ("PNC"), dated October 11, 1989, and recorded on October 12, 1989, in Official Records Book 4123, Page 1379, as modified by that certain Amendment to Mortgage Deed and Security Agreement dated August 29, 1991, and recorded on August 30, 1991, in Official Records Book 4321, Page 983, as further modified by that certain Notice of Limitation of Future Advances recorded on March 30, 1992, in Official Records Book 4391, Page 3509, as further modified by that certain Modification of Mortgage and Security Agreement dated October 5, 1992, and recorded on October 7, 1992, in Official Records Book 4471, Page 2237, as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1994, and recorded March 1, 1994, in Official Records Book 4705, Page 657, as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1995, and recorded on February 2, 1995, in Official Records Book 4851, Page 969, and as further modified by that certain Notice of Limitation of Future Advances dated as of January 31, 1995 and recorded February 3, 1995, in





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Official Records Book 4851, Page 3487, all of the Public Records of Orange
County, Florida, (hereinafter collectively referred to as the "Mortgage"), which is a lien on the property described in Exhibit "A."

         (2) Mortgagee is the owner and holder of that certain Mortgage Note executed by Mortgagor in favor of PNC dated October 11, 1989, in the original principal amount of Sixteen Million and No/100 Dollars ($16,000,000.00), as modified by that certain Amendment to Mortgage Note dated as of August 29, 1991, as further modified by that certain Second Amendment to Mortgage Note dated as of January 31, 1994, and as further modified by that certain Third Amendment to Mortgage Note dated as of January 31, 1995, and as further modified by that certain Restated and Consolidated Promissory Note of even date herewith (hereinafter collectively referred to as the "Note"), evidencing a loan by PNC to Mortgagor in such amount (hereinafter referred to as the "Loan").

         (3) Mortgagee is the holder of a Uniform Commercial Code Financing Statement Form UCC-1 filed on June 1, 1993 at No. 93-0000113664 of the Records of the Florida Secretary of State (hereinafter referred to as the "State Financing Statement").

         (4) Mortgagee is the holder of a Uniform Commercial Code Financing Statement Form UCC-1 recorded October 12, 1989 in Official Records Book 4123, Page 1454, amended by a Uniform Commercial Code Continuation Financing Statement Form UCC-3 recorded September 29, 1994 in Official Records Book 4802, Page 789, together with that certain Uniform Commercial Code Financing Statement Form UCC-1 recorded May 26, 1993 in Official Records Book 4567, Page 2802, all in and upon the Public Records of Orange County, Florida (together with the State Financing Statement hereinafter collectively referred to as the "Financing Statement").

         (5)     Documentary stamps have been paid and cancelled on the Note.

         (6) The Note was endorsed over and delivered to Mortgagee by PNC, and the Mortgage was assigned and delivered to Mortgagee by PNC on even date hereof.

         (7) Mortgagee presently holds the Note and the Mortgage and is legally entitled to enforce collection of the indebtedness evidenced and secured thereby in accordance with the terms therein.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:





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         1.      The foregoing recitals are made a part of this Mortgage and
Note Modification Agreement as if they were more specifically set forth below.

         2. All of the terms and conditions of the Financing Statement shall remain in full force and effect.

         3.      The Note hereby is modified and amended as follows:

                 A. The maturity date shall be May 1, 1998; provided, however, that the maturity date of this Note shall be accelerated in the event of a Change of Control. For purposes of this Note, a Change of Control shall be deemed to have occurred:

                 (1) if any person (as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") in effect on the date hereof) or any group of persons acting in concert, other than Mortgagor, or any subsidiary of Mortgagor, or employee benefit plan (as defined in Section 3(3) of ERISA) maintained by Mortgagor, or Mortgagee becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act, except that a person also shall be deemed to be the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable) directly or indirectly, of securities of Mortgagor representing fifty percent (50%) or more of the combined voting power of all classes of Mortgagor's then outstanding securities ordinarily having the power to vote in the election of directors; or

                 (2) upon the sale, in a single transaction or a series of related transactions, of fifty percent (50%) or more of Mortgagor's assets as they exist on the date hereof and valued at book value on the date hereof.

                 B. Interest on the unpaid principal balance of this Note shall be computed on a daily basis, based upon a three hundred sixty
         (360) day year, and shall be paid upon the actual number of days upon which the principal balance remains outstanding from time to time, at a rate per annum equal to one and one-half percent (1-1/2%) in excess of the "prime rate" of Citibank, N.A., as announced from time to time by such financial institution (with any change in such rate to be effective on the date of any such change). Interest in the foregoing amount shall be payable quarterly in arrears on the first day of January, April, July and October, commencing January 1, 1996.

         4.      The Mortgage hereby is modified and amended as follows:





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                 A.       The maturity date shall be May 1, 1998; provided,
         however, that the maturity of this Mortgage shall be accelerated in the event of a Change in Control. For purposes of this Mortgage, a Change in Control shall be deemed to have occurred:

                 (1) if any person (as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") in effect on the date hereof) or any group of persons acting in concert, other than Mortgagor, or any subsidiary of Mortgagor, or employee benefit plan (as defined in Section 3(3) of ERISA) maintained by Mortgagor, or Mortgagee becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act, except that a person also shall be deemed to be the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable) directly or indirectly, of securities of Mortgagor representing fifty percent (50%) or more of the combined voting power of all classes of Mortgagor's then outstanding securities ordinarily having the power to vote in the election of directors; or

                 (2) upon the sale, in a single transaction or a series of related transactions, of fifty (50%) or more of Mortgagor's assets as they exist on the date hereof and valued at book value on the date hereof.

                 B. Provided that no default exists under the Mortgage, the Note or any of the Loan Documents, as hereinafter defined, Mortgagor shall be entitled to partial releases upon payment of the appropriate prices as set forth in the Loan Agreement, as hereinafter defined.

                 C. All references in the Mortgage to the Note shall be deemed to mean the Restated and Consolidated Promissory Note, of even date herewith, in the principal amount of FIVE MILLION SIXTY-FOUR THOUSAND ONE HUNDRED FORTY-FOUR AND 29/100 DOLLARS ($5,064,144.29).

         5. The indebtedness evidenced by the Note and Mortgage, as modified by this Agreement, shall continue to be secured by the Mortgage, as modified. Mortgagor and Mortgagee agree that to the extent, if any, that this Agreement increases Mortgagor's obligation under the Note, said increases are future advances as contemplated by the Note and Mortgage.

         6. Nothing set forth in this Agreement shall be construed or deemed to release or discharge any liens or rights or remedies that Mortgagee heretofore had, may now have or may hereafter acquire against any property, Mortgagor or any other person who is now or may





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hereafter become liable to Mortgagee upon any debt affected by this Agreement and Mortgagee hereby expressly reserves its rights against any such party and property.

         7. Mortgagor hereby acknowledges that (i) Mortgagor has no defense, offset or counterclaim with respect to the payment of any sum owed to PNC or Mortgagee, or with respect to any covenant in the Note or the Mortgage;
(ii) each of PNC and Mortgagee, on and as of the date hereof, has fully performed all obligations to Mortgagor which it may have had or has on and as of the date hereof; (iii) other than as expressly set forth herein, by entering into this Agreement, Mortgagee does not waive any condition or obligation in the Note or the Mortgage; and (iv) if Mortgagee shall waive or fail to enforce any of the conditions or provisions of the Agreement, the Note or the Mortgage, such waiver shall not be deemed to be a continuing waiver and shall never be construed as such, and Mortgagee shall at any time, without further or other notice, (regardless of any prior waiver by Mortgagee or default of Mortgagor or delay of Mortgagee in exercising any right, privilege or option) have the right to insist upon the enforcement of such conditions or provisions.

         8. Mortgagor will do, execute and deliver, or will cause to be done, executed and delivered all such further acts, documents (including certificates, declarations, affidavits, reports and opinions) and things as Mortgagee may reasonably request for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and conditions of this Agreement.

         9. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         10. All of the terms and conditions of the Mortgage and the other loan documents executed in connection therewith (the "Loan Documents"), other than as herein modified, shall remain in full force and effect. In the event of any conflict or inconsistency between (a) any of the terms of that certain Loan Agreement dated as of October 11, 1989, between Mortgagor and PNC, as modified by that certain Amendment to Loan Agreement dated as of November 30, 1990, as further modified by that certain Second Amendment to Loan Agreement dated as of August 29, 1991, as further modified by that certain Third Amendment to Loan Agreement dated as of January 31, 1994, as further modified by that certain Fourth Amendment to Loan Agreement dated as of January 31, 1995, as further modified by that certain Fifth Amendment to Loan Agreement dated as of September 1, 1995 and as further amended by that certain Sixth Amendment to Loan Agreement of even date herewith (hereinafter collectively referred to as the "Loan Agreement"), and (b) any provision of this Agreement or the Note, the terms of this Agreement and the Note shall prevail and be controlling.





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         11.     If any provision of this Agreement or any other Loan Document or the application thereof shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of the provision to other persons, entities or circumstances, nor any other instrument referred to hereinabove shall be affected thereby, but instead shall be enforced to the maximum extent permitted by law.

         12. It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage or the Loan Documents. In the event that this Agreement or any part hereof shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage or the Loan Documents or any of them over the claims which would otherwise be subordinate thereto, then, to the extent so ruled by such court and to the extent that third persons acquiring an interest in such property as is encumbered by the Mortgage or the respective Loan Documents between the time of execution of the Mortgage or the Loan Documents and the execution hereof are prejudiced thereby, this Agreement or such portion hereof as shall be so construed shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral described therein, incorporating by reference the terms of the Mortgage or the Loan Documents and which Mortgage or Loan Documents then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from Mortgagor to Mortgagee shall have been paid in full.

         13. No provision in this Agreement, the Note or the Mortgage shall be amended, waived, modified, discharged or terminated except by an instrument in writing and signed by the parties hereto.

         14. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

         15. This Agreement and all documents delivered pursuant hereto shall unless otherwise stated be governed by and construed in accordance with the laws of the State of Florida.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Signed, sealed and delivered
in the presence of:

                                            MAJOR REALTY CORPORATION,
                                            a Delaware corporation

 /s/ Cheryl Dolan                           By:  /s/ David L. Treadwell
------------------------------------           --------------------------------
Print Name:  Cheryl Dolan                      David L. Treadwell, Chairman and
             -----------------------
                                               Chief Executive Officer
 /s/ Lisa Thompson
------------------------------------
Print Name:  Lisa Thompson                             (CORPORATE SEAL)
             -----------------------


STATE OF Michigan
         ------------
COUNTY OF Wayne
          -----------

         The foregoing instrument was acknowledged before me this _17__ day of October_________, 1995, by David L. Treadwell, Chairman and Chief Executive Officer of MAJOR REALTY CORPORATION, a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced ________________ as identification and who did/did not take an oath.


                                            /s/ Lisa Thompson
                                            ----------------------------------
                                            (Signature of Notary Public)

                                            Lisa Thompson
                                            ----------------------------------
                                            (Typed name of Notary Public)
                                            Notary Public, State of Michigan
                                                                    ----------
                                            Commission No.
                                                          --------------------
                                            My commission expires:





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                                            ACEPTANCE INSURANCE COMPANIES INC.,
                                            a Delaware corporation

/s/ Carol A. Ern                            By: /s/ William J. Gerber
----------------------------------------        -------------------------------
Print Name:  Carol A. Ern                           William J. Gerber
             -----------------------                Vice President

/s/ Sandra R. Sealock
---------------------------------------
Print Name:  Sandra R. Sealock                              (CORPORATE SEAL)
             -----------------------


STATE OF Nebraska
         --------
COUNTY OF   Douglas
          ----------------

         The foregoing instrument was acknowledged before me this _16th day of _October________, 1995, by William J. Gerber, Vice President of ACCEPTANCE INSURANCE COMPANIES INC., a Delaware corporation, on behalf of the corporation. He/she is personally known to and who did take an oath.


                                             /s/ Peter A. Knolla
                                             ---------------------------------
                                             (Signature of Notary Public)

                                             Peter A. Knolla
                                             ----------------------------------
                                             (Typed name of Notary Public)
                                             Notary Public, State of

                                                                    -----------
                                             Commission No.
                                                           --------------------
                                             My commission expires:






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